SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2004

UNITED DOMINION REALTY TRUST, INC.

(Exact name of Registrant as specified in its charter)

Maryland	1-10524	54-0857512

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129 (Address of principal executive offices)(Zip Code)

(720) 283-6120 (Registrant’s telephone number, including area code)

ITEM 5. Other Events
ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits
Signatures
Exhibit Index
Consent of Independent Auditors
Updated Financial Information

ITEM 5. Other Events

     United Dominion Realty Trust, Inc. (the “Company”) is re-issuing, in an updated format, its historical financial statements for the fiscal years ended December 31, 2002, 2001, and 2000 in connection with the requirements of Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” (SFAS 144). The provisions of SFAS 144 require, among other things, that the primary assets and liabilities and the results of operations of the Company’s real properties which have been sold subsequent to January 1, 2002, or are held for disposition subsequent to January 1, 2002, be classified as discontinued operations and segregated in the Company’s Consolidated Statements of Operations and Balance Sheets. In compliance with SFAS 144, the Company has presented the net operating results and the assets and liabilities of those properties sold or classified as held for disposition through September 30, 2003, as discontinued operations for all periods presented. Under SEC requirements, the same reclassification of continuing and discontinued operations as prescribed by SFAS 144 is required for all previously issued annual financial statements for each of the three years shown in the Company’s last Annual Report on Form 10-K, if those financials are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, even though those financial statements relate to periods prior to the date of the reclassification. This reclassification has no effect on the Company’s reported net income available to common shareholders.

     This Current Report on Form 8-K updates Items 6, 8 and 15 and Exhibit 12 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 (the “Form 10-K”), as updated on Form 8-K dated and filed May 14, 2003, to reflect the primary assets and liabilities and the results of operations of the Company’s real properties which have been sold prior to September 30, 2003 or are held for disposition at September 30, 2003, as discontinued operations. The updated financial information is attached to this Current Report on Form 8-K as Exhibit 99.1. All other items of the Company’s Form 10-K, as updated on Form 8-K dated and filed May 14, 2003, remain unchanged. No attempt has been made to update matters in the Form 10-K except to the extent expressly provided above.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

Exhibit No.	Description

23.1	Consent of Independent Auditors

99.1	Updated financial information for the years ended December 31, 2002, 2001, and 2000

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED DOMINION REALTY TRUST, INC.

Date: February 18, 2004	/s/ Christopher D. Genry

Christopher D. Genry
Executive Vice President and
Chief Financial Officer

Date: February 18, 2004	/s/ Scott A. Shanaberger

Scott A. Shanaberger
Senior Vice President and
Chief Accounting Officer

Exhibit Index

Exhibit No.	Description

23.1	Consent of Independent Auditors

99.1	Updated financial information for the years ended December 31, 2002, 2001, and 2000

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